Current Report on Form 8-K




                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 12, 2003
                                                   -------------




                       SANGUI BIOTECH INTERNATIONAL, INC.
                       ----------------------------------

             (Exact name of Registrant as specified in its charter)


                                    Colorado
                                    --------

          (State or other jurisdiction of Incorporation or organization



       000-21271                                       84-1330732
       ---------                                       ----------

(Commission File Number)                    (I.R.S. Employer Identification No.)



                ALFRED-HERRHAUSEN-STR. 44, 58455 WITTEN, GERMANY

               (Address of principal executive offices)(Zip Code)



                              011-49-2302-915-200
                              -------------------

              (Registrant's telephone number, including area code)





                                       N/A

          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1  Press Release dated June 12, 2003

Item 9.  Regulation FD Disclosure

         On June 12, 2003 Sangui Biotech International, Inc. (the "Company") issued a press release announcing its financial results to the first quarter ended March 31, 2003. A copy of the earnings release is furnished as Exhibit
99.1 to this report.

         The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 2. Management's Discussion and Analysis of Financial Condition" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


                                        SIGNATURES

                           Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                              Sangui Biotech International, Inc.
                                                 (Registrant)


                  Date: July 10, 2003              /s/   Wolfgang Barnikol
                       ---------------             ----------------------------
                                                   By:   Wolfgang Barnikol
                                                   Its:  President, CEO and CFO

                                INDEX TO EXHIBITS


Exhibit Number         Exhibit
99.1                   Press Release dated June 12, 2003*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.



SANGUI COST REDUCTION CONTINUED



(Witten, Germany, June 12, 2003) Sangui BioTech International, Inc. announced today the filing with the U.S. Securities and Exchange Commission of its 10-QSB Report for the nine month period ended March 31, 2003. At March 31, 200 the Company had cash and cash equivalents plus available for sale securities amounting to $1.8 million, down $2.2 million from the respective quarter of last year. The Management of the Company believes that the available cash will be sufficient to satisfy Sangui's requirements at least until March 31, 2004.

In the pursuit of the ongoing refocussing programme for cost reduction and fast market entry, management has been able to reduce the Company's operating expenses by 44% to $ 1.7 million in the nine month period of fiscal 2003, compared to $ 3.0 million in the respective period of last fiscal year. The average monthly net cash used in operating activities was approximately $
156.000 in the third quarter down from approximately $ 184.000 in the third quarter of fiscal year 2002. At exchange rates as of March 31, 2002 the average monthly net cash used in operating activities was approximately $ 130.000.